EXHIBIT 10.40


The terms and conditions of this Agreement are subject to the terms and conditions of the Intercreditor Agreement in all respects, including, without limitation, with respect to Lien priorities and the application of payments and proceeds. If any term or provision of this Agreement conflicts with any term or provision of the Intercreditor Agreement, the term or provision of the Intercreditor Agreement shall control.


                              SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "AGREEMENT"), dated as of June 16, 2006 is executed by TARRANT APPAREL GROUP, a California corporation ("TAG"), and the other persons designated as "Credit Parties" in the Credit Agreement, as defined below (each a "GRANTOR", collectively the "GRANTORS"), in favor of GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company ("GUGGENHEIM"), as agent (in such capacity, the "AGENT") for itself and the other lenders (Guggenheim and such other lenders, collectively, the "LENDERS") as are, or may from time to time become, parties to the Credit Agreement.

                              W I T N E S S E T H:

RECITALS.

         A. Pursuant to that certain Credit Agreement, dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among Grantors, the Lenders and the Agent, the Lenders have agreed to make certain loans to TAG, as more specifically described in the Credit Agreement; and

         B. In order to induce the Lenders and the Agent to enter into the Credit Agreement, and as a condition to the making of the loans, Grantors have agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein, when used in this Agreement including its preamble and Recitals, shall have the respective meanings provided for in the Credit Agreement. The following additional terms (whether or not underscored), when used in this Agreement, shall have the following meanings:

         "ACCOUNT DEBTOR" means any Person who is obligated under an Account.

         "ACCOUNTS" means all "accounts" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, and, in any event, shall mean and include, without limitation, (a) all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Person arising from the sale or lease of goods or other property by it or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the UCC), (b) all of such Person's rights in, to and under all purchase and sales orders for goods, services or other property, and all of such Person's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit), (c) all monies due to or to become due to such Person under all contracts for the sale, lease or exchange of goods or other property or the performance of services by it (whether or not yet earned by performance on the part of such Person), and (d) all collateral security and guarantees of any kind given by such Person with respect to any of the foregoing, in each case whether now in existence or hereafter arising or acquired.

         "CHATTEL PAPER" means any "chattel paper" (as defined in the UCC) now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights.

         "COLLATERAL" means, collectively, all rights, title and interest of Grantors in and to:

                  (i)      Accounts;

                  (ii)     Deposit Accounts;

                  (iii)    Inventory;

                  (iv)     Chattel Paper;

                  (v)      Documents;

                  (vi)     Equipment;

                  (vii)    Instruments;

                  (viii)   General Intangibles;

                  (ix)     Investment Property;

                  (x) other goods and personal property, whether tangible or intangible;

                  (xi)     money, cash or cash equivalents;

                  (xii)    Supporting Obligations and Letter-of-Credit Rights;

                  (xiii) books and records pertaining to any of the Collateral (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records); and

                  (xiv) products and Proceeds of all or any of the Collateral described in clauses (i) through (xiii) hereof.

Notwithstanding the foregoing, the Collateral shall not include: (i) any personal property or fixtures to the extent the granting of a security interest therein is expressly prohibited by restrictions imposed in connection with
Indebtedness   expressly  permitted  under  Section  6.2.4

(b) of the Credit Agreement, or (ii) any Intellectual Property or License to the extent the granting of a security interest would render such Intellectual Property or License unenforceable or is prohibited by, or would result in a breach of the terms of, or constitute a default thereunder; PROVIDED that the foregoing exclusion shall not apply if: (A) such prohibition has been waived or a security interest with respect thereto has been consented to by the other party thereto or (B) such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of Article 9 of the UCC, as applicable and as then in effect in any relevant jurisdiction, or pursuant to any other applicable law or principles of equity; PROVIDED, further, immediately upon the ineffectiveness, lapse or termination of any such provision, Grantors shall be deemed to have granted a security interest in, all of their right, title and interest in and to such personal property and fixtures of Grantors as if such provisions had never been in effect; and PROVIDED, further, the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Agent's unconditional, continuing security interest in and to all rights, title and interests of Grantors in or to any payment obligations or other rights to receive monies due or to become due under any such personal property and fixtures. Grantors hereby represent and warrant to the Agent that the property excluded from the Collateral pursuant to any of the provisions of this paragraph is not material to the business, operations or financial condition of Grantors or their Subsidiaries, taken as a whole. In addition, the Collateral shall not include (1) any membership interest in PBG7, LLC, a California limited liability company, for so long as such company constitutes an uncapitalized, non-operating Subsidiary, (2) any membership interests or capital stock of the Excluded Foreign Subsidiaries, other than the Luxembourg Subsidiary and (3) more than 65% of the Luxembourg Subsidiary.

         "COPYRIGHT LICENSE" shall mean any and all rights of any Person under any written agreement granting any right to use any Copyright or Copyright registration.

         "COPYRIGHTS" shall mean all of the following owned or acquired by any Person or in which any Person now has or hereafter acquires any rights: (a) all copyrights, published and unpublished works of authorship and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications therefor in the United States Copyright Office (the "US COPYRIGHT OFFICE") or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision, and (b) all reissues, extensions, restorations, revisions or renewals thereof.

         "DEPOSIT ACCOUNTS" shall mean all "deposit accounts" (as defined in the UCC) now owned or hereafter acquired by any Person or in which any Person has or acquires any rights, or other receipts, of any Person covering, evidencing or representing rights or interest in such deposit accounts.

         "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires rights.

         "EQUIPMENT" means all "equipment" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires rights, and, in any event, shall mean and include, without limitation, all machinery and equipment, including, without limitation, processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment, all engineering, processing and manufacturing equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock, furnishings, and other equipment of every kind and nature, fixtures, together with all additions and accessions thereto, replacements therefor, and all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto.

         "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, and, in any event, shall mean and include, without limitation, all obligations or indebtedness owing to a Person (other than Accounts) from whatever source arising, and all rights, title and interest which a Person may now or hereafter have in or under all contracts (in addition to contracts described in the definition of Accounts), causes of action, franchises, tax refund claims, customer lists, Intellectual Property, Licenses, license royalties, goodwill, trade secrets, proprietary or confidential information, data bases, business records, data, skill, expertise, experience, processes, models, drawings, materials and records, permits and licenses, warranties, manuals, software and all other intangible property of every kind and nature.

         "INSTRUMENTS" means all "instruments" (as defined in the UCC), including, without limitation, instruments, and letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights.

         "INTELLECTUAL PROPERTY" shall mean all of the following now owned or hereafter acquired by any Person or in which any Person has or acquires any rights: all Patents, Copyrights, Trademarks, Trade Secrets and other intellectual property or proprietary rights.

         "INVENTORY" means all "inventory" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, wherever located, and, in any event, shall mean and include, without limitation, all raw materials, inventory and other materials and supplies, work-in-process, finished goods, and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "INVESTMENT PROPERTY" shall mean all "investment property" (as defined in the UCC) now owned or hereafter acquired by any Person or in which any Person has or acquires any rights and, in any event, shall include all "certificated securities", "uncertificated securities", "security entitlements", "securities accounts", "commodity contracts" and "commodity accounts" (as all such terms are defined in the UCC) of such Person.

                  "LETTER-OF-CREDIT RIGHTS" shall mean "letter-of-credit rights" (as defined in the UCC), now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not any Person, as beneficiary, has demanded or is entitled to demand payment or performance thereunder.

         "LETTER OF CREDIT" means a "letter of credit" (as defined in the UCC).

         "LICENSE" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests of any Person in Intellectual Property and any other agreement concerning Intellectual Property.

         "LUXEMBOURG SUBSIDIARY" means Tarrant Luxembourg Sarl.

         "PATENT LICENSE" shall mean any written agreement now owned or hereafter acquired by any Person or in which any Person has or acquires any rights granting any right with respect to any property, process or other invention on which a Patent is in existence.

         "PATENTS" shall mean all of the following now owned or hereafter acquired by any Person or in which any Person has or acquires any rights: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office (the "USPTO") or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and (b) all reissues, continuations, continuations-in-part and extensions thereof.

         "PERFECTION CERTIFICATE" means a certificate dated as of even date herewith, setting forth the corporate names, chief executive offices or principal places of business in each State and other current locations of Grantors and such other information as the Agent deems pertinent to the perfection of security interests, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by an Authorized Officer of each Grantor.

         "PERMITTED LIENS" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 6.2.4 of the Credit Agreement.

         "PROCEEDS" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation all claims of a Person against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds: Accounts, Inventory, General Intangibles, Documents, Instruments and Equipment.

         "REGISTERED" shall mean issued by, registered with, renewed by or the subject of a pending application before any governmental entity or Internet domain name registrar.

         "REVOLVER  PRIORITY  SECURITY  INTEREST"  has the meaning  specified in
Section 3 hereof.

         "SECURED OBLIGATIONS" means (a) the Obligations, including, without limitation (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Grantors) on any Loan under, any Note issued pursuant to, and any other amount due from Grantors under the Credit Agreement, and (ii) all other obligations (monetary or otherwise) to be performed by Grantors under the Credit Agreement or any other Loan Document; and (b) all renewals or extensions of any of the foregoing.

         "SECURITY  INTERESTS" means the security  interests granted pursuant to
Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         "SUPPORTING OBLIGATIONS" means all "supporting obligations" (as defined in the UCC), including Letters of Credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

         "TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to a Person any right to use any Trademark.

         "TRADEMARKS" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs, collective marks, d/b/a's, Internet domain names, symbols, trade dress and other indicia of origin, and general intangibles of like nature, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof, (ii) all applications in connection therewith, including, without limitation, registrations, recordings and applications in the USPTO or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision, (iii) all reissues, extensions or renewals thereof and (iv) all goodwill associated with or symbolized by any of the foregoing.

         "TRADE SECRETS" shall mean confidential information, trade secrets and know-how, including processes, schematics, business methods, formulae, drawings, prototypes, models, designs, customer lists and supplier lists.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; PROVIDED that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Grantors represent and warrant as follows:

         (a) Grantors have good title to and in the case of leased property or assets valid leasehold interests in all of their Collateral, free and clear of any Liens other than the Permitted Liens.

         (b) Other than financing statements or other similar or equivalent documents or instruments with respect to Permitted Liens, to Grantors' knowledge, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction, and no Collateral is subject to any Lien other than Permitted Liens. No Collateral is in the possession of a Person (other than

Grantors) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

         (c) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

         (d) None of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC).

         (e) SCHEDULE I correctly sets forth each Grantor's state of incorporation, organizational identification and correct legal name indicated on the public record of each Grantor's jurisdiction of organization which shows each Grantor to be organized.

         (f) The Perfection Certificate, which is attached hereto as SCHEDULE II, correctly sets forth (i) all names and tradenames that Grantors have used within the last five years and the names of all Persons that have merged into or been acquired by Grantors, (ii) the chief executive offices of Grantors over the last five years, (iii) all other locations in which tangible assets of Grantors have been located in the last five years, (iv) the name of each bank at which Grantors maintain Deposit Accounts, the state of organization of each such bank, and the account numbers for each Deposit Account, (v) all Letters of Credit under which Grantors are beneficiaries, (vi) all third parties with possession of any Inventory or Equipment of Grantors and (vii) each Grantor's mailing address. All of the information set forth in the Perfection Certificate is true and correct as of the date hereof.

         (g) This Security Agreement is effective to create a valid and continuing Lien on and, upon completion of the filings specified in SCHEDULE III attached hereto, shall constitute valid, binding, enforceable and, with respect to only those items of Collateral for which perfection can be achieved by filing a financing statement under the UCC, perfected security interests in the Collateral in favor of the Collateral Agent for the benefit of the Secured Creditors subject to no other Liens (other than Permitted Encumbrances). When, in addition to the filings specified in SCHEDULE III, the Assignments for Security (Trademarks) has been filed with the United States Patent and Trademark Office with respect to the Collateral specified therein, the security interests granted hereby will constitute perfected security interests in favor of the Collateral Agent for the benefit of the Secured Creditors in all right, title and interest of such Assignors in such Collateral to the extent that security interests therein may be perfected by such filings, prior to all Liens except Permitted Liens, and is enforceable as such as against any and all creditors of and purchasers from Grantors (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business). All action by Grantors necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken except as otherwise permitted by the Credit Agreement.

         (h) Except as set forth in SCHEDULE II as of the date hereof, Grantors do not have any commercial tort claim rights.

         SECTION 3. THE SECURITY INTERESTS. (a) In order to secure the full and punctual payment and performance of its Secured Obligations in accordance with the terms thereof, Grantors hereby mortgage, pledge, assign, hypothecate, set over and convey to the Agent, for its benefit and the ratable benefit of the Lenders, and grant to the Agent for its benefit and the ratable benefit of the Lenders a continuing security interest in, all of their right, title and interest in and to, all Collateral now or hereafter owned or acquired by Grantors or in which Grantors now have or hereafter have or acquire any rights wherever located, subject only to the first priority lien of the Revolver Agent with respect to the Revolver Priority Collateral, created pursuant to the Revolver Credit Agreement (the "Revolver Priority Security Interest").

         The Security Interests are granted as security only and shall not subject the Agent or any Lender to, or transfer to the Agent or any Lender, or in any way affect or modify, any obligation or liability of Grantors with respect to any Collateral or any transaction in connection therewith.

         SECTION 4. FURTHER ASSURANCES; COVENANTS.

         (a) GENERAL.

                  (i) Grantors will not change the location of their chief executive offices or principal places of business in any state unless they shall have given the Agent thirty (30) days prior written notice thereof, delivered a landlord, bailee or similar waiver with respect to such location as reasonably required by the Agent, and complied with any other requirement in this Agreement or any other Loan Document relating to the location of any Collateral. Grantors shall not change locations, or establish new locations, where they keep or hold any
         Collateral or any records relating thereto from the applicable locations described in the Perfection Certificate attached hereto as
         SCHEDULE II unless Grantors shall have given the Agent thirty (30) days prior written notice of such change of location, delivered a landlord, bailee or similar waiver with respect to such location as reasonably required by the Agent, and complied with any other requirement in this Agreement or any other Loan Document relating to the location of any Collateral, PROVIDED, HOWEVER, that (i) Grantors may keep Collateral at, or in transit to, any location described in the Perfection Certificate and (ii) Grantors may keep Collateral at a location not listed on SCHEDULE II provided the value of such Collateral does not exceed $300,000 in the aggregate. Grantors shall not in any event change the location, or establish new locations, of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be a perfected, first priority security interest (subject to the Revolver Priority Security Interest).

                  (ii) Grantors will not change their names, taxpayer identification numbers, organizational numbers, identities, jurisdictions or organizations or corporate structures in any manner unless they shall have given the Agent thirty (30) days prior written notice thereof. Grantors shall not merge or consolidate into, or transfer any of the Collateral to, any other Person except as permitted under Section 6.2.11 of the Credit Agreement.

                  (iii) Grantors hereby authorize Agent, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements as "all assets of Grantors", "all personal property of Grantors" or words of similar effect, in such jurisdictions as Agent may deem necessary or desirable in order to perfect the security interests granted by Grantors under this Agreement. Grantors will, from time to time, at their expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings with the USPTO, or the US Copyright Office, any other Copyright, Patent or Trademark filings and any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Agent may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Agent and the Lenders to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. Grantors shall pay the costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements concerning the Collateral.

                  (iv) Except as set forth in the Perfection Certificate attached hereto as SCHEDULE II, Grantors shall not permit any of their tangible assets, including without limitation, their Inventory and Equipment, to be in the possession of any other Person unless pursuant to an agreement in form and substance reasonably satisfactory to the Agent (A) such Person has acknowledged that (1) it holds possession of such Inventory, Equipment and other tangible assets, as the case may be, for Agent's benefit, subject to the Agent's instructions, and (2) such Person does not have a Lien in such Inventory, Equipment or other tangible assets, (B) such Person agrees not to hold such Inventory, Equipment or other tangible assets on behalf of any other Person (other than, in the case of Revolver Priority Collateral, the Revolver Agent),
         (C) such Person agrees that, upon request by Agent (or, in the case of Revolver Priority Collateral, the Revolver Agent), to issue and deliver to Agent (or, in the case of Revolver Priority Collateral, the Revolver Agent), warehouse receipts, bills of lading or any similar documents relating to such Collateral in Agent's (or, in the case of Revolver Priority Collateral, the Revolver Agent's) name and in form and substance reasonably acceptable to Agent (or, in the case of Revolver Priority Collateral, the Revolver Agent) and (D) Grantors may keep any of their tangible assets, including Inventory and Equipment at a location not listed on SCHEDULE II provided the value of such tangible assets, Inventory and Equipment does not exceed $300,000 in the aggregate.

                  (v) If any amount payable under or in connection with any Collateral in excess of $100,000 in the aggregate shall be or become evidenced by any Instrument, Investment Property, or Document, then Grantors will immediately deliver and pledge such Instrument, Investment Property and Document to the Agent, appropriately endorsed to the Agent (or, in the case of Revolver Priority Collateral, the Revolver Agent), PROVIDED THAT so long as no Event of Default shall have occurred and be continuing, Grantors may retain for collection in the ordinary course any Instruments and Documents (other than checks and drafts constituting payments in respect of Accounts) received by it in the ordinary course of business and the Agent shall, promptly upon request of Grantors, make appropriate arrangements for making any other Instruments and Documents pledged by Grantors and within Agent's control available to Grantors for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

                  (vi) Grantors will not (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any Collateral except that, subject to the rights of the Agent and the Lenders hereunder if an Event of Default shall have occurred and be continuing, Grantors may dispose of assets if such disposition is not prohibited by Section 6.2.12 of the Credit Agreement, whereupon, in the case of such a disposition, sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such disposition, sale or exchange) shall cease immediately without any further action on the part of the Agent; or (B) create, incur or suffer to exist any Lien with respect to any Collateral, except for the Permitted Liens. Nothing in this clause (vi) shall prohibit Grantors from taking any action with respect to Revolver Priority Collateral that is required by the Revolver Credit Agreement.

                  (vii) Grantors will, promptly upon reasonable request, provide to the Agent all information and evidence it may request concerning the Collateral, to enable the Agent to enforce the provisions of this Agreement.

                  (viii) Prior to each date on which Grantors propose to take any action contemplated by Section 4(a)(i) or (ii), upon the reasonable request of the Agent, Grantors shall, at their cost and expense, cause to be delivered to the Agent and the Lenders an opinion of counsel, reasonably satisfactory to the Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests and priority thereof against all creditors of and purchasers from Grantors have been filed in each filing office necessary for such purposes and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (ix) Grantors shall not file any amendment to or termination of a financing statement naming Grantors as debtor and Agent as secured party, or any correction statement with respect thereto, in any jurisdiction.

         (b) ACCOUNTS, ETC.

                  (i) Grantors shall use all efforts consistent with prudent business practice and the customary practices of Grantors as in effect on the Closing Date to cause to be collected from their Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The reasonable out-of-pocket costs and expenses (including, without limitation, attorney's fees) of collection of Accounts incurred by Grantors or the Agent, shall be borne by Grantors.

                  (ii) Upon the occurrence and during the continuance of any Event of Default, upon request of the Agent (and subject to the Intercreditor Agreement), Grantors will (subject, in the case of Revolver Priority Collateral, to Grantor's obligations to the Revolver Agent under the Revolver Credit Agreement) promptly notify (and Grantors hereby authorizes the Agent so to notify) each Account Debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

                  (iii) Grantors will perform and comply in all material respects with all of their obligations in respect of Accounts, Instruments and General Intangibles.

         (c) INVENTORY, ETC. Subject to Section 4(a)(iv), Grantors shall notify the Agent immediately of any additional location where Inventory is stored which is not listed in the Perfection Certificate.

         (d) EQUIPMENT, ETC. Grantors shall, (i) within twenty (20) days after a request by the Agent, in the case of Equipment now owned, and (ii) following a request by the Agent pursuant to subclause (i) above, within ten (10) days after acquiring any other Equipment, deliver to the Agent, for the benefit of itself and the Lenders, any and all certificates of title, and applications therefor, if any, of such Equipment and shall cause the Agent, for the benefit of itself and the Lenders, to be named as lienholder on any such certificate of title and applications. Grantors shall promptly inform the Agent of any material additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

         (e) INTELLECTUAL PROPERTY. (i) Grantors shall notify the Agent in writing immediately of their acquisition or creation after the date hereof of any Intellectual Property ("ADDITIONAL INTELLECTUAL Property"). In no event shall Grantors, either themselves or through any agent, employee or licensee, file an application for the registration of any Intellectual Property with the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof without informing the Agent and executing and delivering any and all agreements, instruments, documents and papers the Agent may request to evidence the Security Interests in such Intellectual Property and the goodwill and general intangibles of Grantors relating thereto or represented thereby including any filings necessary to perfect the security interest granted hereunder in such Additional Intellectual Property with the USPTO, the US Copyright Office and any other governmental authority. Each Grantor agrees that any such Additional Intellectual Property shall automatically become part of the Collateral and subject to the terms and conditions of this Agreement and the Credit Agreement. Each Grantor shall within thirty (30) days of the creation or acquisition of any copyrightable work which is material to the business of Grantor (unless TAG's Board of Directors resolves not to so register such copyrightable work), apply to register the Copyright in the US Copyright Office. Grantors hereby constitute the Agent their attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power, being coupled with an interest, shall be irrevocable until the Commitments have terminated and the Secured Obligations are paid in full. With respect to any Intellectual Property, Grantors will notify the Agent promptly of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the USPTO, US Copyright Office or any court) regarding Grantors' ownership of any Intellectual Property, their right to register the same or to keep and maintain the same. In the event that Grantors have any Intellectual Property infringed, misappropriated, diluted, or otherwise violated by a third party, Grantors shall notify the Agent promptly after they learn thereof and shall, unless TAG's Board of Directors has resolved not to sue, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for and to obtain an injunction against such infringement, misappropriation or dilution, and take such other actions as are reasonably appropriate under the circumstances to protect such Intellectual Property.

                  (ii)  With  respect  to each item of  Registered  Intellectual
         Property Collateral and material Trade Secrets, each Grantor agrees to maintain, at its expense, such Registered Intellectual Property Collateral and material Trade Secrets in full force and effect, including,  with  respect  to  Registered  Intellectual  Property,  the payment of required fees and taxes, the filing of applications for renewal or extension, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Grantors shall take all reasonable steps to preserve and protect each item of the Intellectual Property Collateral, including maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and ensuring that all licensed users of any of the Trademarks use such consistent standards of quality. Grantors shall not, without the approval of TAG's Board of Directors and prior written notice to the Agent, discontinue use of or otherwise abandon any Registered and/or material Intellectual Property Collateral. Grantors shall not do or permit any other Person to do any act or knowingly omit to do any act whereby any of their Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain. Each Grantor will promptly notify the Agent in writing if Grantor becomes aware that any item of its Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable. Each Grantor shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets. Each Grantor shall take all reasonable steps within such Grantor's power to keep each License in full force and effect except to the extent that any such License would expire by its terms (as in effect on the Closing Date) or is terminable at will by a Person other than Grantor, or if such License is not material to TAG.

                  (iii) With respect to its Intellectual Property Collateral, Grantor agrees to execute or otherwise authenticate agreements, in substantially the form set forth in Schedule IV for recording the security interest granted hereunder in such Intellectual Property.]

         (f) DEPOSIT ACCOUNTS, CHATTEL PAPER, INVESTMENT PROPERTY, DOMAIN NAMES AND LETTERS OF CREDIT.

                  (i) No Grantors shall open or maintain any Deposit Accounts other than those listed on the Perfection Certificate attached hereto as SCHEDULE II except with prior notice to Agent. At the Agent's reasonable request, such additional Deposit Accounts shall be subject to Account Control Agreements executed by Grantors, the bank with which the Deposit Account is maintained and the Agent.

                  (ii) Grantors, at any time and from time to time, will (a) take such steps as Agent may reasonably request from time to time for Agent to obtain "control" of any Investment Property or electronic Chattel Paper or domain name, with any agreements establishing control to be in form and substance reasonably satisfactory to

         Agent, and (b) otherwise insure the continued perfection and priority (subject to Permitted Liens) of Agent's security interest in any of the Collateral and of the preservation of its rights therein.

         (g) COMMERCIAL TORT CLAIMS. If Grantors shall at any time acquire a "commercial tort claim" (as such term is defined in the UCC) with a claim for damages that could be expected to be in excess of $300,000, Grantors shall promptly notify Agent thereof in a writing, providing a description and summary thereof, and shall execute a supplement to this Agreement granting a security interest in such commercial tort claim to Agent.

         SECTION 5. REPORTING AND RECORDKEEPING. Grantors covenant and agree with the Agent and the Lenders that from and after the date of this Agreement and until the Commitments have terminated, and all Secured Obligations are paid in full (other than any contingent indemnification obligations with respect to which no claim giving rise thereto has been asserted):

         (a) MAINTENANCE OF RECORDS GENERALLY. Grantors will keep and maintain at their own cost and expense records of the Collateral, complete in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuance of an Event of Default, at the request of the Agent, Grantors, to the extent such books and records are not computer records, will mark such books and records pertaining to the Collateral to evidence this Agreement and the Security Interests. Upon the occurrence and during the continuance of an Event of Default, at the request of the Agent (and subject to the applicable Intercreditor Agreement), all Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Guggenheim Corporate Funding, LLC, as Agent". For the Agent's and the Lenders' further security, Grantors agree that the Agent and the Lenders shall have a security interest in all of Grantors' books and records pertaining to the Collateral (and subject to the applicable Intercreditor Agreement) and, upon the occurrence and during the continuation of any Default or Event of Default, Grantors shall deliver and turn over full and complete copies of any such books and records to the Agent or to its representatives at any time on demand of the Agent. Grantors shall permit any representative of the Agent to inspect such books and records in accordance with
Section 6.1.7 of the Credit Agreement.

         (b) SPECIAL PROVISIONS  REGARDING  MAINTENANCE OF RECORDS AND REPORTING
RE: ACCOUNTS, INVENTORY AND EQUIPMENT.

                  (i) Grantors shall keep complete and accurate records of their Accounts. Upon the reasonable request of the Agent, Grantors shall deliver to the Agent copies of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as the Agent shall request.

                  (ii) In the event any amounts due and owing in excess of $250,000 individually or $500,000 in the aggregate are in dispute between any Account Debtor and Grantors, Grantors shall provide the Agent with written notice thereof promptly after Grantors' learning thereof explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                  (iii) Grantors shall maintain itemized records, accurate in all material respects, itemizing and describing the kind, type, quality, quantity, location and book value of its Inventory and Equipment and, upon request by the Agent, shall furnish the Agent with a current schedule containing the foregoing information.

                  (iv) Grantors will promptly upon, but in no event later than ten (10) days after:

                           (A) Grantors' learning thereof,  inform the Agent, in
                  writing, of any material delay in Grantors' performance of any of their material obligations to any Account Debtor and of any assertion of any material claims, offsets or counterclaims by any Account Debtor and of any allowances, credits and/or other monies granted by Grantors to any Account Debtor, in each case involving amounts in excess of $250,000 for any single Account or Account Debtor or in excess of $500,000 in the aggregate for all Accounts and Account Debtors; and

                           (B) Grantors' receipt or learning thereof, furnish to
                  and inform the Agent of all material adverse information relating to the financial condition of any Account Debtor with respect to Accounts exceeding $250,000 individually or $500,000 in the aggregate.

                  (v) Grantors will promptly notify the Agent in writing if any Account, the face value of which exceeds $100,000, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act, and will take any action reasonably requested by the Agent to give notice of the Agent's security interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local governmental authority; and

                  (vi) Grantors, at their expense, will cause an Authorized Officer (or after any Event of Default shall have occurred and be continuing, Grantors' independent public accountant, or other such accountant satisfactory to the Agent) to prepare and deliver to the Agent at any time and from time to time as required under the Credit Agreement and at other times promptly upon the Agent's reasonable request, the following reports: (A) Accounts receivable agings (foreign and domestic), (B) schedule of contra Accounts, (C) schedule detailing any ineligible Accounts other than contra Accounts, (D) schedule of credits in past due (i.e. greater than 90 days from invoice date), (E) reconciliation of Accounts receivable aging to general ledger, (F) reconciliation of perpetual Inventory to general ledger; and (G) list of supporting documentation for all Inventory reserves.

         (c) FURTHER IDENTIFICATION OF COLLATERAL. Grantors will if so requested by the Agent furnish to the Agent, as the Agent from time to time requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may request from time to time, all in reasonable detail.

         (d) NOTICES. In addition to the notices required by Section 5(b) hereof, Grantors will advise the Agent promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, other than Permitted Liens or (ii) of any material adverse change with respect to the Collateral.

         SECTION 6. GENERAL AUTHORITY. Grantors hereby irrevocably appoint the Agent their true and lawful attorney, with full power of substitution, in the name of Grantors, the Agent, the Lenders or otherwise, for the sole use and benefit of the Agent and the Lenders, but at Grantors' expense, to exercise, at any time from time to time all or any of the following powers:

                  (i) to file  the  financing  statements,  financing  statement
         amendments  and   continuation   statements   referred  to  in  Section
         4(a)(iii),

                  (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof and to notify each obligor with respect thereto of the Agent's interest in such Collateral,

                  (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

                  (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

PROVIDED  that the Agent  shall not take any of the  actions  described  in this
Section 6 except those described in clause (i) above unless an Event of Default shall have occurred and be continuing.

         SECTION 7. REMEDIES UPON AN EVENT OF DEFAULT. (a) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Lenders without further notice, all rights and remedies under this Agreement, the Credit Agreement, any other Loan Document or that are available to a secured creditor under the UCC or that are otherwise available at law or in equity, at any time, in any order and in any combination. In addition, the Agent may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent shall give Grantors not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of Grantors' Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Grantors agree that any such notice constitutes "reasonable notification" within the meaning of the UCC (to the extent applicable).

         (b) The Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Grantors will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely free from any claim or right of any kind, including any equity or right of redemption of Grantors. To the extent permitted by law, Grantors hereby specifically waive all rights of redemption, stay or appraisal which they have or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day on which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. Grantors shall remain liable for any deficiency.

         (c) For the purpose of enforcing any and all rights and remedies under this Agreement, the Agent may (i) require Grantors to, and Grantors agree that they will, at their expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in the Agent's opinion, convenient to the Agent and Grantors, whether at the premises of Grantors or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located and, without charge or liability to the Agent, seize and remove such Collateral from such premises, (iii) have access to and use Grantors' books and records, computers and software relating to the Collateral, (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by Grantors, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Trademark, trade name, Copyright, Patent, Trade Secret technical process or other Intellectual Property used by Grantors, and Agent is hereby granted a license to use such Intellectual Property.

         (d) For the purpose of enabling the Agent to exercise rights and remedies under this Section 7 at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, and sub-license (to the extent that such Grantor's rights in such Intellectual Property permit) any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Agent shall be exercised, at the Agent's option, upon the occurrence and during the continuation of an Event of Default; provided that any sub-license or other transaction entered into by the Agent in accordance herewith shall be binding upon the applicable Grantor notwithstanding any subsequent cure, waiver or other termination of an Event of Default.

         SECTION 8. LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL. Beyond reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any Agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other Agent or bailee selected by the Agent in good faith.

         SECTION 9. DISPOSITION OF PROCEEDS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral of Grantors shall be applied by the Agent in the manner set forth in the Credit Agreement and Intercreditor Agreement.

         SECTION 10. CONCERNING THE AGENT. The provisions of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

         (a) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder or otherwise permitted under the Credit Agreement and this Agreement and all other action incidental thereto. As to any matters not expressly provided for herein or therein, the Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Agent or, in the absence of such instructions, in accordance with its discretion.

         (b) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by Grantors.

         SECTION 11. APPOINTMENT OF CO-AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons acceptable to the Agent, either to act as co-Agent or co-Agents, jointly with the Agent, or to act as separate Agent or Agents on behalf of the Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-Agent or separate Agent similar to the provisions of Section 9).

         SECTION 12. EXPENSES. Grantors shall pay all expenses in accordance with the terms of Section 10.3 of the Credit Agreement.

         SECTION 13. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. Upon the repayment in full of all Secured Obligations (other than contingent indemnification obligations with respect to which no claim giving rise thereto has been asserted) and the termination of the Commitments, the Security Interests shall terminate and all rights to the Collateral shall revert to Grantors. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that the Security Interest of the Agent in any Collateral constituting an asset of which Grantors may dispose under Section 6.2.12 of the Credit Agreement shall automatically terminate and be released upon such disposition by Grantors without the necessity of any further action or consent by the Agent or any Lender. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of Grantors, execute and deliver to Grantors such documents as Grantors shall reasonably request, including but not limited to a termination statement, to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 14. AMENDMENTS, ETC. This Agreement, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be amended except by a writing signed by Grantors and the Agent, as provided in Section 10.1 of the Credit Agreement.

         SECTION 15. NOTICES. All notices hereunder shall be in writing or by telecopy and shall be sufficiently given to the Agent, the Lenders or Grantors if addressed or delivered to them at their respective addresses and telecopier numbers specified in Schedule A and Schedule B of the Credit Agreement (in each case with copies addressed as provided in Schedule A or Scheduled B of the Credit Agreement) or at such other address as any party may designate to any other party by written notice. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid; when transmission is verified, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         SECTION 16. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction.

         SECTION 17. GOVERNING LAW; JURISDICTION. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         (b) GRANTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITT IN NEW YORK IN ANY ACTION OR PROCEED ARIS OUT OF OR RELAT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT, AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEED MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR

FEDERAL COURT. GRANTORS AGREE THAT SUCH JURISDICTION SHALL BE EXCLUSIVE WITH RESPECT TO ANY SUCH ACTION OR PROCEED BROUGHT BY THEM AGAINST THE AGENT OR ANY LENDER. GRANTORS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEED.

         (c) Grantors hereby irrevocably designate, appoint and empower CT Corporation System, whose present address is 111 Eighth Avenue, New York, New York 10011, as their authorized agent to receive, for and on their behalf and their property, service of process in the State of New York when and as such legal actions or proceedings may be brought in the courts of the State of New York or of the United States of America sitting in New York, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to Grantors, or upon the earliest of any other date permitted by applicable law. Grantors shall furnish the consent of CT Corporation System so to act to the Agent on or prior to the Closing Date. It is understood that a copy of said process served on such agent will as soon as practicable be forwarded to Grantors, at their addresses set forth below, but their failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of Grantors. Grantors irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to them at their addresses set forth herein, such service to become effective upon the earlier of
(i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Grantors agree that they will at all times continuously maintain an agent to receive service of process in the State of New York on behalf of themselves and their properties and in the event that, for any reason, the agent named above or their successor shall no longer serve as their agent to receive service of process in the State of New York on their behalf, they shall promptly appoint a successor so to serve and shall advise the Agent and the Lenders thereof (and shall furnish to the Agent the consent of any successor agent so to act). Nothing in this SECTION 17 shall affect the right of the Agent or any Lender to bring proceedings against Grantors in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

         SECTION 18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that Grantors may not assign or transfer their rights or obligations hereunder without the prior written consent of all Lenders.

         SECTION 19. WAIVER OF JURY TRIAL, ETC. THE AGENT, THE LENDERS AND GRANTORS HEREBY KNOWLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARIS OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEAL, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE AGENT, SUCH LENDERS OR GRANTORS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND SUCH LENDERS ENTER INTO THIS AGREEMENT.

         SECTION 20. LIMITATION OF LIABILITY. Neither the Agent, the Lenders nor any Affiliate thereof shall have any liability with respect to, and GRANTORS HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES SUFFERED BY GRANTORS IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREIN, OR ANY ACT OR OMISSION.

         SECTION 21. CHANGES IN WRITING. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by Grantors and the Agent.

         SECTION 22. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement, this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent or any Lender of any right under the Credit Agreement, this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

         SECTION 23. COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by Grantors and the Agent and be deemed to be an original and all of which shall constitute together but one and the same Agreement. The Agreement shall become effective when counterparts hereof executed on behalf of Grantors and each Lender shall have been received by the Agent and notice thereof shall have been given by the Agent to Grantors and each Lender. An executed original counterpart may be delivered by facsimile or other electronic means and shall be equally effective for all purposes.

         SECTION 24. INTERCREDITOR AGREEMENT; CONFLICTS. The terms and conditions of this Agreement are subject to the terms and conditions of the Intercreditor Agreement in all respects, including, without limitation, with respect to Lien priorities and the application of payments and proceeds. If any term or provision of this Agreement conflicts with any term or provision of the Intercreditor Agreement, the term or provision of the Intercreditor Agreement shall control.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                               TARRANT APPAREL GROUP

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                               NO! JEANS, INC.

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                               TAG MEX, INC.

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                               FASHION RESOURCE (TCL), INC.

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                               PRIVATE BRANDS, INC.

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer

                               JANE DOE INTERNATIONAL, LLC

                               By:  /S/ CORAZON REYES
                                    ---------------------------------------
                                     Name:  Corazon Reyes
                                     Title:  Chief Financial Officer


                               TAG MEX, LLC

                               By:  /S/ CORAZON REYES
                                    ---------------------------------------
                                     Name:  Corazon Reyes
                                     Title:  Chief Financial Officer


                               UNITED APPAREL VENTURES, LLC

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title: Manager


                               ROCKY APPAREL, LLC

                               By:  /S/ CORAZON REYES
                                    ---------------------------------------
                                     Name:  Corazon Reyes
                                     Title:  Chief Financial Officer


Accepted and Agreed to:
GUGGENHEIM CORPORATE FUNDING, LLC, as Agent

By:  /S/ STEPHEN D. SAUTEL
    ---------------------------------------
      Name: Stephen D. Sautel
      Title: Managing Director

                                   SCHEDULE I


                                                                 GRANTOR'S
                                       GRANTOR'S              ORGANIZATIONAL
GRANTOR'S CORRECT LEGAL NAME       STATE OF FORMATION         IDENTIFICATION
------------------------------- ------------------------- ----------------------
Tarrant Apparel Group                  California                C1446349
------------------------------- ------------------------- ----------------------
No! Jeans, Inc.                        California                C1526267
------------------------------- ------------------------- ----------------------
Tag Mex, Inc.                          California                C2031986
------------------------------- ------------------------- ----------------------
Fashion Resource (TCL), Inc.           California                C2152378
------------------------------- ------------------------- ----------------------
Private Brands, Inc.                   California                C2098548
------------------------------- ------------------------- ----------------------
Jane Doe International, LLC             Delaware                 3203356
------------------------------- ------------------------- ----------------------
Tag Mex, LLC                           California              199836410069
------------------------------- ------------------------- ----------------------
United Apparel Ventures, LLC           California              200115810065
------------------------------- ------------------------- ----------------------
Rocky Apparel, LLC                      Delaware                 2913309
------------------------------- ------------------------- ----------------------

                                   SCHEDULE II


                          ATTACH PERFECTION CERTIFICATE

                                  SCHEDULE III

                              FINANCING STATEMENTS


       FILING
    JURISDICTION              DEBTOR                  SECURED PARTY
--------------------- ----------------------- -----------------------------
California Secretary  Tarrant Apparel Group   Guggenheim Corporate Funding,
of State                                      LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------
California Secretary  No! Jeans, Inc.         Guggenheim Corporate Funding,
of State                                      LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------
California Secretary  Tag Mex, Inc.           Guggenheim Corporate Funding,
of State                                      LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------
California Secretary  Fashion Resource        Guggenheim Corporate Funding,
of State              (TCL), Inc.             LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------
California Secretary  Private Brands, Inc.    Guggenheim Corporate Funding,
of State                                      LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------
Delaware Secretary    Jane Doe International, Guggenheim Corporate Funding,
of State              LLC                     LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------
California Secretary  Tag Mex, LLC            Guggenheim Corporate Funding,
of State                                      LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------
California Secretary  United Apparel          Guggenheim Corporate Funding,
of State              Ventures, LLC           LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------
Delaware Secretary    Rocky Apparel, LLC      Guggenheim Corporate Funding,
of State                                      LLC, as Collateral Agent
--------------------- ----------------------- -----------------------------